                                                                   EXHIBIT 23(d)


                        [KPMG Peat Marwick Letterhead]



                         Independent Auditors' Consent
                         -----------------------------



  The Board of Directors
  Bank of Montana System:

  We consent to the use of our report dated February 5, 1993 included herein and to the reference to our Firm under the heading "EXPERTS" in the prospectus.

                                 /s/ KPMG Peat Marwick


  Billings, Montana
  January 24, 1994